ANNUAL REPORT
MID-CAP VALUE FUND
DECEMBER 31, 2001
T. ROWE PRICE

REPORT HIGHLIGHTS
-----------------
MID-CAP VALUE FUND
------------------
o Mid-cap value stocks gained ground even as the broader markets fell sharply during the year ended December 31.
o The fund posted solid gains that were well ahead of its benchmark indexes and peer funds.
o    Good  stock  selection   across  a  num-ber  of  sectors  helped  the  fund
     outperform.
o We expect our portfolio companies to do well as the global economy recovers.

REPORTS ON THE WEB
------------------
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

FELLOW SHAREHOLDERS

     The U.S. economy continued to weaken over the six months ended December 31, despite the Federal Reserve's aggressive short-term interest rate cuts. Stocks declined through the third quarter, falling sharply following the September 11 terrorist attacks in New York and Washington, D.C., before rebounding to pre-attack levels by the end of the year. Despite the fourth-quarter rally, the broader stock market indexes (as measured by the S&P 500 and Nasdaq Composite) registered their second consecutive annual loss--declines of a magnitude not seen in nearly three decades. Mid-cap value stocks performed well through much of the year, however, as investors focused on fundamentals, and your fund posted solid gains in this tumultuous environment.

PERFORMANCE COMPARISON

Periods Ended 12/31/01                6 Months       12 Months
--------------------------------------------------------------
Mid-Cap Value Fund                       6.59%          14.36%
S&P MidCap 400 Index                    -1.56           -0.60
Lipper Mid-Cap Value
Funds Average                            1.59           10.34
Russell Midcap Value Index              -0.91            2.33

     Your  fund's  performance  reflected  the  favorable  environment  for  our investment approach, but the portfolio also managed to better its key benchmarks. The fund's 12-month 14.36% return compared favorably not only with the broader market indexes such as the S&P 500, but also with the Russell Midcap Value Index. Results also outpaced the Lipper average for similar funds by a healthy margin.

     Though growth stocks regained some momentum in the second half as expectations of a cyclical recovery came to the fore, investors' bias for value stocks remained intact as well. The fund gained further ground, returning 6.59% for the six-month period compared with -0.91% for the Russell Midcap Value Index. Our performance was enhanced by overweight positions in consumer, industrial, and technology stocks in the second half, but for the most part, our results derived from effective stock picking across a broad range of sectors, including retail, health care, trucking, and publishing.

MARKET ENVIRONMENT

     Prior to September 11, the Federal Reserve's persistent efforts to spur growth through interest rate cuts raised hopes that the slowing economy could be reinvigorated. The Fed acted aggressively throughout the year, reducing short-term interest rates 11 times by a total of 475 basis points (100 basis points equal one percentage point), bringing the fed funds target rate to 1.75%--its lowest level in 40 years. In the wake of the terrorist attacks, economists generally conceded that the U.S. had slipped into recession. Stocks fell sharply following the attacks but rallied late in the period as investors began to see evidence that the recession could be shallow.

VALUE VS. GROWTH
----------------                      6 Months*      12 Months*
                                      ---------      ----------
Russell Midcap Value Index              -0.91%           2.33%
Russell Midcap Growth Index             -8.26          -20.15

*  Periods through 12/31/01.


     Stung by earnings disappointments in growth sectors, for most of the period investors were primarily concerned with fundamental valuations. Long-neglected small- and mid-cap equities outpaced larger capitalization stocks. The S&P MidCap 400 Index lost just 0.60% compared with an 11.89% loss in the large-cap S&P 500 Index for the year. Moreover, value stocks enjoyed another period of strength relative to growth as demonstrated by the Russell Midcap Value Index, which outperformed the Russell Midcap Growth Index by a wide margin over both the second half and the year.

PORTFOLIO AND STRATEGY REVIEW

     Stocks that led fund performance during the past six months came from a variety of sectors, including manufacturing, retailing, and health care. The fund's top contributor was ROCKWELL INTERNATIONAL, a maker of industrial automation equipment. The firm is in the process of divesting itself of some previous acquisitions. It benefited from a bounceback from depressed levels following the spin-off of its Rockwell Collins avionics and communications segment.

     Shares of electronics retailer CIRCUIT CITY STORES rose significantly in the fourth quarter. The consumer electronics business bucked the general economic trend thanks to a wide range of new digital audio and video products and three new video game platforms. GUIDANT, a manufacturer of medical devices used in heart surgery, advanced on anticipated new product introductions. RYDER SYSTEM, a leader in truck leasing, and CNF, a freight transportation and logistics company, both benefited from restructuring programs initiated earlier and from expectations for a rebound in trucking activity.

     The fund's biggest laggards were mainly victims of a deteriorating economy. FMC, a producer of industrial chemicals, saw declining volumes through the summer and disappointed investors in its third quarter. NCR produced lower third-quarter revenue and earnings as its data warehousing and retail systems businesses slowed. Forest products company POTLATCH experienced weak demand for its paper and wood in the third quarter. We eliminated FMC and NCR from the portfolio.

     We continued to find attractive valuations in a number of areas. Media giant WASHINGTON POST has steadily grown in value despite the maturity of its newspaper business. The company has benefited its shareholders through astute acquisitions in cable television and education businesses and by repurchasing its own shares. Its assets outside the publishing business are worth substantially more than its newspaper and magazine franchises, in our view, and we believe this company remains underpriced.

     READER'S DIGEST is best known for its namesake magazine but is also involved in direct marketing and distribution of books, music, and videos. The stock sank to historical lows in 2001 due to distribution difficulties and weak earnings in several of its businesses. We believe that management's vigilance in attacking these problems combined with an improving economy will turn around the company's financial performance. Importantly, we believe that the value of the Reader's Digest franchise is far greater than today's stock price. Reader's Digest is now the fund's largest position at 1.5% of assets.

     ALLMERICA FINANCIAL is a diversified financial services company selling property and casualty insurance as well as asset-management products. A decline in equity market values and disappointing results in its property and casualty insurance business caused the stock to weaken in the second half, presenting an opportunity to acquire shares in this franchise company.

     The fund is well diversified across a broad range of industry sectors. Among notable changes in sector weights in the past six months was an increase in information technology holdings. As tech stocks sold off, we found a number of attractively valued, high-quality companies to invest in. As ours is a bottom-up, research-driven approach as opposed to a top-down asset-allocation strategy, this overweighting is less a bet on a rapid recovery in technology spending and more a reflection of good opportunities in individual tech stocks.


     Our major sales resulted from acquisitions and increased valuations for some of our holdings. Publisher HOUGHTON MIFFLIN and television broadcaster CHRIS CRAFT INDUSTRIES were both involved in takeovers by international media conglomerates in the second half. Australia-based News Corporation acquired Chris Craft, while French media company Vivendi bought Houghton. We eliminated ARCHSTONE COMMUNITIES, a real estate investment trust, in the second half of the year. After a couple of years of very strong performance, many REIT stocks, including Archstone, have reached fair valuations. We also reduced our position in Circuit City, mentioned earlier as one of the fund's best performers, as its share price reached our valuation target.

OUTLOOK

     We are generally optimistic as we move into 2002. Most early signs suggest the economy bottomed in the fourth quarter. The Fed has done its part by aggressively lowering interest rates to stimulate investment. Declining mortgage rates, lower energy prices, and a tax rebate have kept consumers spending. The economy should improve, but the degree of recovery remains a question. Because consumer spending remained healthy through the recession, it is unlikely to provide a large positive kick this year.

     The outlook for mid-cap investing remains encouraging. A strengthening global economy should benefit the operating performance of many of our portfolio companies. Moreover, we continue to find undervalued stocks in a broad variety of sectors including utilities, energy, media, and financial services.

     Thank you for your continued support.

Respectfully submitted,

/s/

David J. Wallack
Chairman of the fund's Investment Advisory Committee
January 20, 2002

     The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

T. ROWE PRICE MID-CAP VALUE FUND
--------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
TWENTY-FIVE LARGEST HOLDINGS
----------------------------                                          Percent of
                                                                      Net Assets
                                                                        12/31/01

Reader's Digest                                                             1.5%
Molex                                                                       1.5
Diamond Offshore Drilling                                                   1.5
SAFECO                                                                      1.4
Washington Post                                                             1.4

Aetna                                                                       1.4
Ryder System                                                                1.4
Raytheon                                                                    1.4
3Com                                                                        1.4
CNF                                                                         1.4

KPMG Consulting                                                             1.4
Phelps Dodge                                                                1.3
Apple Computer                                                              1.3
Brunswick                                                                   1.3
Nucor                                                                       1.3

Dover                                                                       1.3
Potlatch                                                                    1.2
Meredith                                                                    1.2
Hasbro                                                                      1.2
Great Lakes Chemical                                                        1.2

Ceridian                                                                    1.2
COMPAQ Computer                                                             1.2
Amerada Hess                                                                1.2
Marathon Oil                                                                1.2
Allmerica Financial                                                         1.2

Total                                                                      33.0%

Note: Table excludes reserves.

T. ROWE PRICE MID-CAP VALUE FUND
--------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
MAJOR PORTFOLIO CHANGES
-----------------------
Listed in descending order of size

6 Months Ended 12/31/01

TEN LARGEST PURCHASES
---------------------
Washington Post *
Reader's Digest *
COMPAQ Computer *
Allmerica Financial *
Heinz *
Phelps Dodge
Archer-Daniels-Midland *
Pearson *
Campbell *
Huntington Bancshares *

TEN LARGEST SALES
-----------------
Houghton Mifflin **
Circuit City Stores
Chris-Craft **
Newmont Mining
Archstone-Smith Trust **
Centurytel
FMC **
FirstEnergy
A.O. Smith **
Concord EFS **

    * Position added
   ** Position eliminated

T. ROWE PRICE MID-CAP VALUE FUND
--------------------------------
PERFORMANCE COMPARISON
----------------------
     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

The following table was depicted as a graph in the printed material.

                                     Lipper Mid-Cap
             S&P MidCap Index     Value Funds Average        Mid-Cap Value Fund
6/30/1996          10000                  10000                    10000
12/31/1996         10914                  11051                    11630
12/31/1997         14435                  14038                    14783
12/31/1998         17194                  14510                    14988
12/31/1999         19275                  16019                    15516
12/31/2000         23178                  18270                    19046
12/31/2000         23038                  20081                    21781


AVERAGE ANNUAL COMPOUND TOTAL RETURN
------------------------------------
     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.
                                                           Since    Inception
Periods Ended 12/31/01    1 Year   3 Years   5 Years   Inception         Date
----------------------    ------   -------   -------   ---------         ----
Mid-Cap Value Fund        14.36%    13.27%    13.37%     15.18%       6/28/96

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

T. ROWE PRICE MID-CAP VALUE FUND
-------------------------------- For a share outstanding throughout each period FINANCIAL HIGHLIGHTS
                               Year
                              Ended
                           12/31/01   12/31/00   12/31/99   12/31/98   12/31/97
NET ASSET VALUE
Beginning of period       $  15.64   $  13.37   $  13.66   $  14.47   $  11.56
Investment activities
  Net investment income
  (loss)                      0.13       0.18       0.23       0.19       0.08*
  Net realized and
  unrealized gain (loss)      2.07       2.82       0.22      (0.05)      3.05
  Total from
  investment activities       2.20       3.00       0.45       0.14       3.13
Distributions
  Net investment income      (0.13)     (0.17)     (0.23)     (0.19)     (0.08)
  Net realized gain          (1.31)     (0.56)     (0.51)     (0.76)     (0.14)
  Total distributions        (1.44)     (0.73)     (0.74)     (0.95)     (0.22)
NET ASSET VALUE
End of period             $  16.40   $  15.64   $  13.37   $  13.66   $  14.47

RATIOS/SUPPLEMENTAL DATA
------------------------
Total return**               14.36%     22.75%      3.52%      1.39%     27.10%*
Ratio of total expenses to
average net assets           0.98%      0.99%      1.04%      1.08%      1.25%*
Ratio of net investment
income (loss) to average
net assets                   0.95%      1.33%      1.60%      1.24%      1.18%*
Portfolio turnover rate      57.5%      31.9%      26.8%      32.0%      16.0%
Net assets, end of period
(in thousands)            $ 502,542  $ 282,251  $ 211,730  $ 221,338  $ 217,991


** Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* Excludes expenses in excess of a 1.25% voluntary expense limitation in effect through 12/31/97.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE MID-CAP VALUE FUND
--------------------------------
                                                            December 31, 2001
STATEMENT OF NET ASSETS
-----------------------
                                               Shares/Par                Value
COMMON STOCKS  90.5%

CONSUMER DISCRETIONARY  16.2%
Hotels, Restaurants & Leisure  0.4%
Outback Steakhouse *                                 55,000   $         1,884
-------------------------------------------------------------------------------
                                                                        1,884
-------------------------------------------------------------------------------
Household Durables  2.5%
Black & Decker                                       64,000             2,415
-------------------------------------------------------------------------------
Fortune Brands                                      136,000             5,384
-------------------------------------------------------------------------------
Newell Rubbermaid                                   167,000             4,604
-------------------------------------------------------------------------------
                                                                       12,403
-------------------------------------------------------------------------------
Leisure Equipment & Products  2.9%
Brunswick                                           305,000             6,637
-------------------------------------------------------------------------------
Eastman Kodak                                        70,000             2,060
-------------------------------------------------------------------------------
Hasbro                                              376,500             6,110
-------------------------------------------------------------------------------
                                                                       14,807
-------------------------------------------------------------------------------
Media  6.1%
Knight-Ridder                                        85,000             5,519
-------------------------------------------------------------------------------
Meredith                                            174,500             6,221
-------------------------------------------------------------------------------
Pearson (GBP)                                       375,000             4,312
-------------------------------------------------------------------------------
Reader's Digest (Class A)                           320,000             7,386
-------------------------------------------------------------------------------
Washington Post (Class B)                            13,500             7,155
-------------------------------------------------------------------------------
                                                                       30,593
-------------------------------------------------------------------------------
Multiline Retail  1.9%
Neiman Marcus (Class A) *                           132,500             4,117
-------------------------------------------------------------------------------
Nordstrom                                           264,000             5,341
-------------------------------------------------------------------------------
                                                                        9,458
-------------------------------------------------------------------------------
Specialty Retail  1.7%
Circuit City Stores                                 170,000             4,411
-------------------------------------------------------------------------------
Intimate Brands (Class A)                           287,000             4,265
-------------------------------------------------------------------------------
                                                                        8,676
-------------------------------------------------------------------------------
Textiles & Apparel  0.7%
Unifi *                                             500,000             3,625
-------------------------------------------------------------------------------
                                                                        3,625
-------------------------------------------------------------------------------
Total Consumer Discretionary                                           81,446
-------------------------------------------------------------------------------

CONSUMER STAPLES  5.2%
Food & Drug Retailing  1.1%
CVS                                                 119,000   $         3,522
-------------------------------------------------------------------------------
Sysco                                                75,000             1,967
-------------------------------------------------------------------------------
                                                                        5,489
-------------------------------------------------------------------------------
Food Products  3.2%
Archer-Daniels-Midland                              340,000             4,879
-------------------------------------------------------------------------------
Campbell                                            157,000             4,690
-------------------------------------------------------------------------------
Heinz                                               125,000             5,140
-------------------------------------------------------------------------------
McCormick                                            32,000             1,343
-------------------------------------------------------------------------------
                                                                       16,052
-------------------------------------------------------------------------------
Household Products  0.9%
Clorox                                              111,000             4,390
-------------------------------------------------------------------------------
                                                                        4,390
-------------------------------------------------------------------------------
Total Consumer Staples                                                 25,931
-------------------------------------------------------------------------------

ENERGY  6.9%
Energy Equipment & Services  2.5%
Baker Hughes                                        138,000             5,033
-------------------------------------------------------------------------------
Diamond Offshore Drilling                           241,000             7,326
-------------------------------------------------------------------------------
                                                                       12,359
-------------------------------------------------------------------------------
Oil & Gas  4.4%
Amerada Hess                                         95,000             5,938
-------------------------------------------------------------------------------
BG (GBP)                                            940,000             3,826
-------------------------------------------------------------------------------
Marathon Oil                                        197,000             5,910
-------------------------------------------------------------------------------
Murphy Oil                                           57,000             4,790
-------------------------------------------------------------------------------
Ocean Energy                                         90,000             1,728
-------------------------------------------------------------------------------
                                                                       22,192
-------------------------------------------------------------------------------
Total Energy                                                           34,551
-------------------------------------------------------------------------------

FINANCIALS  15.0%
Banks  7.1%
AmSouth                                             185,000             3,497
-------------------------------------------------------------------------------
Banknorth                                            74,000             1,666
-------------------------------------------------------------------------------
Commerce Bancshares                                 136,500             5,323
-------------------------------------------------------------------------------
Huntington Bancshares                               255,000   $         4,382
-------------------------------------------------------------------------------
Mercantile Bankshares                                82,500             3,550
-------------------------------------------------------------------------------
National Commerce Financial                          74,000             1,872
-------------------------------------------------------------------------------
North Fork Bancorporation                            74,000             2,367
-------------------------------------------------------------------------------
Northern Trust                                       47,000             2,829
-------------------------------------------------------------------------------
TCF Financial                                        63,000             3,023
-------------------------------------------------------------------------------
Wachovia                                            130,000             4,077
-------------------------------------------------------------------------------
Wilmington Trust                                     45,000             2,849
-------------------------------------------------------------------------------
                                                                       35,435
-------------------------------------------------------------------------------
Diversified Financials  0.2%
Leucadia National                                    38,000             1,097
-------------------------------------------------------------------------------
                                                                        1,097
-------------------------------------------------------------------------------
Insurance  6.8%
Allmerica Financial                                 132,000             5,881
-------------------------------------------------------------------------------
Loews                                                33,000             1,827
-------------------------------------------------------------------------------
Mercury General                                      40,000             1,746
-------------------------------------------------------------------------------
Ohio Casualty *                                     293,000             4,697
-------------------------------------------------------------------------------
PartnerRe                                            96,000             5,184
-------------------------------------------------------------------------------
PMI                                                  85,000             5,696
-------------------------------------------------------------------------------
SAFECO                                              233,700             7,268
-------------------------------------------------------------------------------
W. R. Berkley                                        33,000             1,772
-------------------------------------------------------------------------------
                                                                       34,071
-------------------------------------------------------------------------------
Real Estate  0.9%
Reckson Associates Realty, REIT                      42,000               981
-------------------------------------------------------------------------------
Rouse, REIT                                         127,500             3,735
-------------------------------------------------------------------------------
                                                                        4,716
-------------------------------------------------------------------------------
Total Financials                                                       75,319
-------------------------------------------------------------------------------

HEALTH CARE  3.4%
Health Care Equipment & Supplies  2.0%
Apogent Technologies *                               52,800             1,362
-------------------------------------------------------------------------------
Boston Scientific *                                 172,700             4,166
-------------------------------------------------------------------------------
Guidant *                                            94,500             4,706
-------------------------------------------------------------------------------
                                                                       10,234
-------------------------------------------------------------------------------
Health Care Providers & Services  1.4%
Aetna                                               215,000             7,093
-------------------------------------------------------------------------------
                                                                        7,093
-------------------------------------------------------------------------------
Total Health Care                                                      17,327
-------------------------------------------------------------------------------

INDUSTRIALS & BUSINESS SERVICES  14.2%
Aerospace & Defense  1.4%
Raytheon                                            216,000            $7,013
-------------------------------------------------------------------------------
                                                                        7,013
-------------------------------------------------------------------------------
Building Products  0.8%
Masco                                               165,000             4,042
-------------------------------------------------------------------------------
                                                                        4,042
-------------------------------------------------------------------------------
Commercial Services & Supplies  4.7%
Ceridian *                                          322,000             6,038
-------------------------------------------------------------------------------
Certegy *                                            72,450             2,479
-------------------------------------------------------------------------------
Convergys *                                          75,000             2,812
-------------------------------------------------------------------------------
Manpower                                            140,000             4,719
-------------------------------------------------------------------------------
ServiceMaster                                       416,500             5,748
-------------------------------------------------------------------------------
Valassis Communications *                            47,000             1,674
-------------------------------------------------------------------------------
                                                                       23,470
-------------------------------------------------------------------------------
Electrical Equipment  1.9%
Hubbell (Class A)                                    25,000               703
-------------------------------------------------------------------------------
Hubbell (Class B)                                   136,000             3,996
-------------------------------------------------------------------------------
Rockwell International                              275,000             4,911
-------------------------------------------------------------------------------
                                                                        9,610
-------------------------------------------------------------------------------
Machinery  2.6%
Dover                                               175,000             6,487
-------------------------------------------------------------------------------
Harsco                                              104,000             3,567
-------------------------------------------------------------------------------
Joy Global *                                        172,900             2,900
-------------------------------------------------------------------------------
                                                                       12,954
-------------------------------------------------------------------------------
Road & Rail  2.8%
CNF                                                 208,000             6,978
-------------------------------------------------------------------------------
Ryder System                                        318,000             7,044
-------------------------------------------------------------------------------
                                                                       14,022
-------------------------------------------------------------------------------
Total Industrials & Business Services                                  71,111
-------------------------------------------------------------------------------

INFORMATION TECHNOLOGY  11.6%
Communications Equipment  1.9%
3Com *                                            1,096,500             7,001
-------------------------------------------------------------------------------
ADC Telecommunications *                            586,650             2,702
-------------------------------------------------------------------------------
                                                                        9,703
-------------------------------------------------------------------------------
Computers & Peripherals  2.5%
Apple Computer *                                    307,100   $         6,727
-------------------------------------------------------------------------------
COMPAQ Computer                                     615,000             6,002
-------------------------------------------------------------------------------
                                                                       12,729
-------------------------------------------------------------------------------
Electronic Equipment & Instruments  3.7%
Analogic                                             97,200             3,755
-------------------------------------------------------------------------------
AVX                                                  92,000             2,170
-------------------------------------------------------------------------------
Littelfuse *                                         98,000             2,572
-------------------------------------------------------------------------------
Molex (Class A)                                     271,200             7,329
-------------------------------------------------------------------------------
Technitrol                                           89,900             2,483
-------------------------------------------------------------------------------
                                                                       18,309
-------------------------------------------------------------------------------
IT Consulting & Services  1.7%
Affiliated Computer Services (Class A) *             17,000             1,804
-------------------------------------------------------------------------------
KPMG Consulting *                                   417,400             6,940
-------------------------------------------------------------------------------
                                                                        8,744
-------------------------------------------------------------------------------
Semiconductor Equipment & Products  0.7%
Lattice Semiconductor *                             157,700             3,243
-------------------------------------------------------------------------------
                                                                        3,243
-------------------------------------------------------------------------------
Software  1.1%
BMC Software *                                      348,000             5,697
-------------------------------------------------------------------------------
                                                                        5,697
-------------------------------------------------------------------------------
Total Information Technology                                           58,425
-------------------------------------------------------------------------------

MATERIALS  9.8%
Chemicals  1.5%
Arch Chemicals                                       69,800             1,619
-------------------------------------------------------------------------------
Great Lakes Chemical                                249,000             6,046
-------------------------------------------------------------------------------
                                                                        7,665
-------------------------------------------------------------------------------
Construction Materials  0.5%
Martin Marietta Materials                            56,500             2,633
-------------------------------------------------------------------------------
                                                                        2,633
-------------------------------------------------------------------------------
Containers & Packaging  1.3%
Packaging Corporation of America *                  150,100             2,724
-------------------------------------------------------------------------------
Sonoco Products                                     148,000             3,934
-------------------------------------------------------------------------------
                                                                        6,658
-------------------------------------------------------------------------------
Metals & Mining  4.5%
Franco Nevada Mining (CAD)                          112,500             1,664
-------------------------------------------------------------------------------
Inco *                                              207,300             3,512
-------------------------------------------------------------------------------
Newmont Mining                                      198,500             3,793
-------------------------------------------------------------------------------
Nucor                                               124,500   $         6,594
-------------------------------------------------------------------------------
Phelps Dodge                                        209,200             6,778
-------------------------------------------------------------------------------
                                                                       22,341
-------------------------------------------------------------------------------
Paper & Forest Products  2.0%
Bowater                                              60,000             2,862
-------------------------------------------------------------------------------
Mead                                                 35,000             1,081
-------------------------------------------------------------------------------
Potlatch                                            213,000             6,245
-------------------------------------------------------------------------------
                                                                       10,188
-------------------------------------------------------------------------------
Total Materials                                                        49,485
-------------------------------------------------------------------------------

TELECOMMUNICATION SERVICES  0.3%
Diversified Telecommunication Services  0.3%
Centurytel                                           44,000             1,443
-------------------------------------------------------------------------------
Total Telecommunication Services                                        1,443
-------------------------------------------------------------------------------

UTILITIES  3.7%
Electric Utilities  3.7%
Constellation Energy                                 70,000             1,859
-------------------------------------------------------------------------------
FirstEnergy                                         135,680             4,746
-------------------------------------------------------------------------------
Great Plains Energy                                  15,000               378
-------------------------------------------------------------------------------
Pinnacle West Capital                                69,500             2,909
-------------------------------------------------------------------------------
Reliant Energy                                      110,000             2,917
-------------------------------------------------------------------------------
Unisource Energy                                    317,000             5,766
-------------------------------------------------------------------------------
Total Utilities                                                        18,575
-------------------------------------------------------------------------------
Total Miscellaneous Common Stocks  4.2%                                21,151
-------------------------------------------------------------------------------
Total Common Stocks (Cost  $406,247)                                  454,764

CONVERTIBLE BONDS  1.0%
Sepracor, 7.00%, 12/15/05                         4,850,000             5,023
-------------------------------------------------------------------------------
Total Convertible Bonds (Cost  $3,628)                                  5,023

SHORT-TERM INVESTMENTS  8.7%
Money Market Fund  8.7%
T. Rowe Price Reserve Investment Fund, 2.43% #   43,925,994            43,926
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost  $43,926)                           43,926

Total Investments in Securities
100.2% of Net Assets (Cost $453,801)                          $       503,713

Other Assets Less Liabilities                                          (1,171)

NET ASSETS                                                    $       502,542
Net Assets Consist of:
Undistributed net investment income (loss)                    $            50
Undistributed net realized gain (loss)                                  4,527
Net unrealized gain (loss)                                             49,911
Paid-in-capital applicable to 30,646,998
shares of $0.0001 par value capital stock
outstanding; 1,000,000,000 shares authorized                          448,054

NET ASSETS                                                    $       502,542

NET ASSET VALUE PER SHARE                                     $         16.40

     #  Seven-day yield
     *  Non-income producing
  REIT  Real Estate Investment Trust
   CAD  Canadian dollar
   GBP  British pound

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE MID-CAP VALUE FUND
--------------------------------
STATEMENT OF OPERATIONS
-----------------------                                            In thousands
                                                                           Year
                                                                          Ended
                                                                       12/31/01
  Investment Income (Loss)
  Income
    Dividend                                                         $   5,399
    Interest                                                             1,678
    Total income                                                         7,077
  Expenses
    Investment management                                                2,445
    Shareholder servicing                                                  892
    Custody and accounting                                                 110
    Registration                                                            67
    Prospectus and shareholder reports                                      49
    Legal and audit                                                         14
    Directors                                                               10
    Proxy and annual meeting                                                 3
    Miscellaneous                                                            6
    Total expenses                                                       3,596
    Expenses paid indirectly                                                (8)
    Net expenses                                                         3,588

  Net investment income (loss)                                           3,489
  Realized and Unrealized Gain (Loss)
  Net realized gain (loss)
    Securities                                                          38,506
    Foreign currency transactions                                          (10)
    Net realized gain (loss)                                            38,496

  Change in net unrealized gain (loss)
    Securities                                                          11,554
    Other assets and liabilities
    denominated in foreign currencies                                       (2)
    Change in net unrealized gain (loss)                                11,552

  Net realized and unrealized gain (loss)                               50,048

  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                                             $  53,537

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE MID-CAP VALUE FUND
--------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------                              In thousands

                                                           Year
                                                          Ended
                                                       12/31/01     12/31/00
Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)                        $   3,489   $    2,981
  Net realized gain (loss)                               38,496        9,589
  Change in net unrealized gain (loss)                   11,552       36,962
  Increase (decrease) in net assets from operations      53,537       49,532

Distributions to shareholders
  Net investment income                                  (3,461)      (2,865)
  Net realized gain                                     (34,908)      (9,442)
  Decrease in net assets from distributions             (38,369)     (12,307)

Capital share transactions *
  Shares sold                                           245,071       62,201
  Distributions reinvested                               37,130       12,127
  Shares redeemed                                       (77,078)     (41,032)
  Increase (decrease) in net assets from capital
  share transactions                                    205,123       33,296

Net Assets
Increase (decrease) during period                       220,291       70,521
Beginning of period                                     282,251      211,730

End of period                                         $ 502,542   $  282,251

*Share information
  Shares sold                                            15,044        4,407
  Distributions reinvested                                2,337          819
  Shares redeemed                                        (4,776)      (3,025)
  Increase (decrease) in shares outstanding              12,605        2,201

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE MID-CAP VALUE FUND
--------------------------------                              December 31, 2001
NOTES TO FINANCIAL STATEMENTS
-----------------------------
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
----------------------------------------

     T. Rowe Price Mid-Cap Value Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on June 28, 1996. The fund seeks to provide long-term capital appreciation by investing primarily in mid-size companies that appear to be undervalued.

     The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Premiums and Discounts Premiums and discounts on debt securities are amortized for financial reporting purposes.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases  and  sales  of  portfolio  securities,   other  than  short-term
securities, aggregated $344,508,000 and $196,590,000, respectively, for the year ended December 31, 2001.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

     Distributions during the year ended December 31, 2001 were characterized as follows for tax purposes:

--------------------------------------------------------------------------
  Ordinary income                                          $   11,721,000
  Long-term capital gain                                       26,648,000
...........................................................................
  Total distributions                                      $   38,369,000
--------------------------------------------------------------------------


     The tax-basis components of net assets at December 31, 2001 were as follows:


   Unrealized appreciation                                  $    60,955,000
   Unrealized depreciation                                      (11,051,000)
.............................................................................
   Net unrealized appreciation (depreciation)                    49,904,000
   Undistributed ordinary income                                  2,679,000
   Undistributed long term capital gains                          1,905,000
.............................................................................
   Distributable earnings                                        54,488,000
   Paid-in capital                                              448,054,000
.............................................................................
   Net assets                                               $   502,542,000
.............................................................................

     Pursuant to federal income tax regulations applicable to investment companies, the fund has elected to treat net capital losses between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2001, $7,000 of realized capital losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until 2002.

     For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2001, the fund recorded the following permanent reclassifications, which relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Results of operations and net assets were not affected by these reclassifications.

.............................................................................

   Undistributed net realized gain                          $   (4,313,000)
   Paid-in capital                                               4,313,000

.............................................................................

     At December 31, 2001, the cost of investments for federal income tax purposes was $453,808,000.

NOTE 4- RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $266,000 was payable at December 31, 2001. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At December 31, 2001, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $443,000 for the year ended December 31, 2001, of which $50,000 was payable at year end.

     Additionally, the fund is one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying Price funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying Price funds, Price Associates, and, in the case of T. Rowe Price Spectrum International, T. Rowe Price International. For the year then ended, the fund was allocated $419,000 of Spectrum expenses, $62,000 of which was payable at year-end. At December 31, 2001, approximately 37% of the outstanding shares of the fund were held by Spectrum.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2001, totaled $1,175,000 and are reflected as interest income in the accompanying Statement of Operations.

T. ROWE PRICE MID-CAP VALUE FUND
--------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
---------------------------------
To the Board of Directors and Shareholders of
T. Rowe Price Mid-Cap Value Fund, Inc.

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
T. Rowe Price Mid-Cap Value Fund, Inc. (the "Fund") at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with custodians, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
January 18, 2002

T. ROWE PRICE MID-CAP VALUE FUND
--------------------------------
TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/01
-----------------------------------------------------------
     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

     The fund's distributions to shareholders included:
     o    $9,858,000 from short-term capital gains,
     o $29,363,000 from long-term capital gains, subject to the 20% rate gains category.

     For corporate shareholders, $5,037,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.

T. ROWE PRICE MID-CAP VALUE FUND
--------------------------------
ANNUAL MEETING RESULTS
----------------------
     The T. Rowe Price Mid-Cap Value Fund held an annual meeting on October 23, 2001, to elect an expanded slate of directors to increase the number of independent directors serving the fund.

     The results of voting were as follows (by number of shares):

M. David Testa
 Affirmative:            17,808,236.258
 Withhold:                  119,586.411
 Total:                  17,927,822.669

James A.C. Kennedy
 Affirmative:            17,790,891.113
 Withhold:                  136,931.556
 Total:                  17,927,822.669

Calvin W. Burnett
 Affirmative:            17,798,126.573
 Withhold:                  129,696.096
 Total:                  17,927,822.669

Anthony W. Deering
 Affirmative:            17,812,787.675
 Withhold:                  115,034.994
 Total:                  17,927,822.669

Donald W. Dick, Jr.
 Affirmative:            17,811,151.577
 Withhold:                  116,671.092
 Total:                  17,927,822.669

David K. Fagin
 Affirmative:            17,809,732.694
 Withhold:                  118,089.975
 Total:                  17,927,822.669

F. Pierce Linaweaver
 Affirmative:            17,803,348.010
 Withhold:                  124,474.659
 Total:                  17,927,822.669

Hanne M. Merriman
 Affirmative:            17,813,303.919
 Withhold:                  114,518.750
 Total:                  17,927,822.669

John G. Schreiber
 Affirmative:            17,812,945.420
 Withhold:                  114,877.249
 Total:                  17,927,822.669

Hubert D. Vos
 Affirmative:            17,804,094.167
 Withhold:                  123,728.502
 Total:                  17,927,822.669

Paul M. Wythes
 Affirmative:            17,805,980.757
 Withhold:                  121,841.912
 Total:                  17,927,822.669

James S. Riepe
 Affirmative:            17,808,931.489
 Withhold:                  118,891.180
 Total:                  17,927,822.669

T. ROWE PRICE MID-CAP VALUE FUND
--------------------------------
INDEPENDENT DIRECTORS
---------------------
NAME,                          TERM OF                   NUMBER OF
ADDRESS,                       OFFICE*    PRINCIPAL      PORTFOLIOS   OTHER
AND                            AND        OCCUPATION(S)  IN FUND      DIRECTOR-
DATE             POSITION(S)   LENGTH     DURING         COMPLEX      SHIPS OF
OF               HELD          OF TIME    PAST           OVERSEEN     PUBLIC
BIRTH            WITH FUND     SERVED     5 YEARS        BY DIRECTOR  COMPANIES
-------------------------------------------------------------------------------
Calvin W.        Director      Elected    President,     97           Provident
Burnett, Ph.D.                 in         Coppin State                Bank of
100 East Pratt                 2001       College                     Maryland
Street
3/16/32

Anthony W.       Director      Elected    Director,      97           The Rouse
Deering                        in         Chairman of                 Company
100 East Pratt                 2001       the Board,
Street                                    President, and
1/28/45                                   Chief Executive
                                          Officer, The
                                          Rouse Company,
                                          real estate
                                          developers

Donald W.        Director      Elected    Principal,     97           Not
Dick, Jr.                      in         EuroCapital                 Applicable
100 East Pratt                 1997       Advisors, LLC,
Street                                    an acquisition
1/27/43                                   and management
                                          advisory firm

David K. Fagin   Director      Elected    Director,      97           Dayton
100 East Pratt                 in         Dayton Mining               Mining
Street                         1997       Corporation                 Corpor-
4/9/38                                    (6/98 to                    ation,
                                          present),                   Golden
                                          Golden Star                 Star
                                          Resources Ltd.,             Resources
                                          and Canyon                  Ltd., and
                                          Resources,                  Canyon
                                          Corp.                       Resources,
                                          (5/00 to                    Corp.
                                          present);
                                          Chairman and
                                          President,
                                          Nye Corporation

* Each director serves until election of a successor.

T. ROWE PRICE MID-CAP VALUE FUND
--------------------------------
INDEPENDENT DIRECTORS
---------------------
NAME,                          TERM OF                   NUMBER OF
ADDRESS,                       OFFICE*    PRINCIPAL      PORTFOLIOS   OTHER
AND                            AND        OCCUPATION(S)  IN FUND      DIRECTOR-
DATE             POSITION(S)   LENGTH     DURING         COMPLEX      SHIPS OF
OF               HELD          OF TIME    PAST           OVERSEEN     PUBLIC
BIRTH            WITH FUND     SERVED     5 YEARS        BY DIRECTOR  COMPANIES
-------------------------------------------------------------------------------
F. Pierce        Director      Elected    President,     97           Not
Linaweaver                     in         F. Pierce                   Applicable
100 East Pratt                 2001       Linaweaver &
Street                                    Associates,
8/22/34                                   Inc.,
                                          consulting
                                          environmental &
                                          civil engineers

Hanne M.         Director      Elected    Retail         97           Ann Taylor
Merriman                       in         Business                    Stores
100 East Pratt                 1997       Consultant                  Corpor-
Street                                                                ation,
11/16/41                                                              Ameren
                                                                      Corp.,
                                                                      Finlay
                                                                      Enter-
                                                                      prises,
                                                                      Inc.,
                                                                      The Rouse
                                                                      Company,
                                                                      and
                                                                      US Airways
                                                                      Group,
                                                                      Inc.

John G.          Director      Elected    Owner/         97           AMLI
Schreiber                      in         President,                  Resi-
100 East Pratt                 2001       Centaur Capital             dential
Street                                    Partners, Inc.,             Properties
10/21/46                                  a real estate               Trust,
                                          investment                  Host
                                          company; Senior             Marriott
                                          Advisor and                 Corpor-
                                          Partner,                    ation,
                                          Blackstone                  and The
                                          Real Estate                 Rouse
                                          Advisors, L.P.              Company,
                                                                      real
                                                                      estate
                                                                      developers
*  Each director serves until election of a successor.

T. ROWE PRICE MID-CAP VALUE FUND
--------------------------------
INDEPENDENT DIRECTORS
---------------------
NAME,                          TERM OF                   NUMBER OF
ADDRESS,                       OFFICE*    PRINCIPAL      PORTFOLIOS   OTHER
AND                            AND        OCCUPATION(S)  IN FUND      DIRECTOR-
DATE             POSITION(S)   LENGTH     DURING         COMPLEX      SHIPS OF
OF               HELD          OF TIME    PAST           OVERSEEN     PUBLIC
BIRTH            WITH FUND     SERVED     5 YEARS        BY DIRECTOR  COMPANIES
-------------------------------------------------------------------------------
Hubert D. Vos    Director      Elected    Owner/         97           Not
100 East Pratt                 in         President,                  Applicable
Street                         1997       Stonington
8/2/33                                    Capital
                                          Corporation,
                                          a private
                                          investment
                                          company



Paul M. Wythes   Director      Elected    Founding       97           Teltone
100 East Pratt                 in         Partner of                  Corpor-
Street                         1997       Sutter Hill                 ation
6/23/33                                   Ventures,
                                          a venture
                                          capital limited
                                          partnership,
                                          providing
                                          equity capital
                                          to
                                          young high
                                          technology
                                          companies
                                          throughout the
                                          United States
*  Each director serves until election of a successor.

INSIDE DIRECTORS
----------------
NAME,                          TERM OF                   NUMBER OF
ADDRESS,                       OFFICE*    PRINCIPAL      PORTFOLIOS   OTHER
AND                            AND        OCCUPATION(S)  IN FUND      DIRECTOR-
DATE             POSITION(S)   LENGTH     DURING         COMPLEX      SHIPS OF
OF               HELD          OF TIME    PAST           OVERSEEN     PUBLIC
BIRTH            WITH FUND     SERVED     5 YEARS        BY DIRECTOR  COMPANIES
-------------------------------------------------------------------------------
James A.C.       Director      Elected    Managing       32           Not
Kennedy                        in         Director                    Applicable
100 East Pratt                 1997       and Director,
Street                                    T. Rowe Price;
8/15/53                                   T. Rowe Price
                                          Group, Inc.
*  Each director serves until election of a successor.

T. ROWE PRICE MID-CAP VALUE FUND
--------------------------------
INDEPENDENT DIRECTORS
---------------------
NAME,                          TERM OF                   NUMBER OF
ADDRESS,                       OFFICE*    PRINCIPAL      PORTFOLIOS   OTHER
AND                            AND        OCCUPATION(S)  IN FUND      DIRECTOR-
DATE             POSITION(S)   LENGTH     DURING         COMPLEX      SHIPS OF
OF               HELD          OF TIME    PAST           OVERSEEN     PUBLIC
BIRTH            WITH FUND     SERVED     5 YEARS        BY DIRECTOR  COMPANIES
-------------------------------------------------------------------------------
James S. Riepe   Director      Elected    Vice Chairman  82           Not
100 East Pratt                 in         of the Board,               Applicable
Street                         1993       Director and
6/25/43                                   Managing
                                          Director,
                                          T. Rowe Price
                                          Group, Inc.;
                                          Director and
                                          Managing
                                          Director,
                                          T. Rowe Price;
                                          Chairman of the
                                          Board and
                                          Director,
                                          T. Rowe Price
                                          Investment
                                          Services, Inc.,
                                          T. Rowe Price
                                          Retirement Plan
                                          Services, Inc.,
                                          and T. Rowe Price
                                          Services, Inc.;
                                          Chairman of the
                                          Board, Director,
                                          President and
                                          Trust Officer,
                                          T. Rowe Price
                                          Trust Company;
                                          Director,
                                          T. Rowe Price
                                          International,Inc.

M. David Testa   Director      Elected    Vice Chairman  97           Not
100 East Pratt                 in         of the Board,               Applicable
Street                         1997       Chief
4/22/44                                   Investment
                                          Officer,
                                          Director,
                                          and Managing
                                          Director,
                                          T. Rowe Price
                                          Group, Inc.;
                                          Chief
                                          Investment
                                          Officer,
                                          Director,
                                          and Managing
                                          Director,
                                          T. Rowe Price;
                                          Vice President
                                          and Director,
                                          T. Rowe Price
                                          Trust Company;
                                          Director,
                                          T. Rowe Price
                                          International
                                          Inc.
*  Each director serves until election of a successor.

     For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

     * T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

     **   Closed to new investors.

     + Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please  call  for  a  prospectus,   which  contains  complete  information,
including risks, fees, and expenses. Read it carefully before investing.

T. Rowe Price Investment Services, Inc.
100 East Pratt Street
Baltimore, MD 21202                                           F15-050  12/31/01